United States

                      Securities and Exchange Commission

                            Washington, D.C. 20549

                           Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant[ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                           American Express Company
               (Name of Registrant as Specified In Its Charter)

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       (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
      1) Title of each class of securities to which transaction applies:

         ---------------------------------------------------------
      2) Aggregate number of securities to which transaction applies:

         ---------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         ---------------------------------------------------------
      4) Proposed maximum aggregate value of transaction:

         ---------------------------------------------------------
      5) Total fee paid:

         ---------------------------------------------------------
[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ---------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------
     3) Filing Party:

        ---------------------------------------------------------
     4) Date Filed:

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                   UNIVERSAL SCRIPT FOR REGISTERED SHAREOWNER
                               TELEPHONE VOTING
--------------------------------------------------------------------------------

SPEECH 1:     Welcome.

              Please enter the control number located in the lower right hand corner of the form.

SPEECH 2:     To vote as the AMERICAN EXPRESS board recommends PRESS 1 now

SPEECH 2A:    You voted as the board recommended. If this is correct, PRESS 1.
              If incorrect PRESS 0.

SPEECH 3:     To vote on each item separately PRESS 0 now.

SPEECH 4:     ITEM 1

              To vote
              FOR ALL nominees, PRESS 1
              WITHHOLD for ALL NOMINEES PRESS 9

              WITHHOLD for an INDIVIDUAL NOMINEE PRESS 0

SPEECH 5:     Enter the two-digit number that appears next to the NOMINEE you do not wish to vote for.

SPEECH 5A:    PRESS 1 to WITHHOLD for another NOMINEE or PRESS 0 if you
              have completed voting for Directors.

SPEECH 6:     ITEM 2
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 7:     ITEM 3
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 8:     ITEM 4
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 9:     ITEM 5
              To vote
              FOR, PRESS 1

              AGAINST, PRESS  9
              ABSTAIN, PRESS  0

SPEECH 9A:    You voted as follows:
              ITEM 1

              FOR ALL or WITHHOLD FOR ALL or for ALL EXCEPT #

              ITEM 2

              FOR, AGAINST, ABSTAIN - and so on.

              If this is correct, PRESS 1 now If incorrect, PRESS 0.

SPEECH 10:    PRESS 1 to discontinue receiving an Annual Report for this account.

SPEECH 11:    If you wish to access all future Annual Reports and Proxy
              Statements via the Internet and not receive them in the mail, PRESS 1 now.

CLOSING A:    Thank you for voting

CLOSING B: *  Your vote has been canceled. Please try again, or mark, sign and return your proxy.

*   Closing B - if shareholder indicates their vote was incorrect.

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                         INTERNET VOTING INSTRUCTIONS
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[Page 1]
Welcome to the American Express 2000 Proxy Voting Site

Enter the 11-digit control number printed in the box on the bottom right corner of your Proxy Card:

CLICK HERE To Begin

                                     *****

[Page 2]
Your Internet vote authorizes the Proxies to vote your shares in the same manner as if you marked, signed, and returned your Proxy Card.

Before you vote, if you would like to review the Annual Report and Proxy Statement - CLICK HERE

The Board of Directors recommends a vote FOR Items 1, 2, 3, and 4, and AGAINST
Item 5.

CLICK HERE To Vote As The Board Of Directors Recommends

CLICK HERE To Vote Individually On Each Item

                                     *****

[Page 3A]
                        I Vote As The Board Recommends

PLEASE RESPOND TO THE QUESTIONS BELOW, THEN SCROLL TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

If other members of your household are receiving American Express Annual Reports at this address, do you want to stop receiving Annual Reports for this account in the future?

Yes [ ]           No [ ]

I consent to view all future Proxy Statements and Annual Reports online and do not wish to receive them in the mail.

Yes [ ]           No [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

CLICK HERE To Register Your Vote.

                                     *****
[Page 3B]
            To Vote Separately On Each Item - Check The Boxes Below:

The Board recommends a vote FOR Items 1, 2, 3, and 4.

ITEM 1

Election of Directors

FOR ALL [ ]  FOR ALL EXCEPT [ ]    WITHHOLD ALL [ ]

[  ] 01 D.F. Akerson
[  ] 02 E.L. Artzt
[  ] 03 W.G. Bowen
[  ] 04 K.I. Chenault
[  ] 05 R.L. Crandall
[  ] 06 H. Golub
[  ] 07 B. Sills Greenough
[  ] 08 F.R. Johnson
[  ] 09 V.E. Jordan, Jr.
[  ] 10 J. Leschly
[  ] 11 D. Lewis
[  ] 12 R.A. McGinn
[  ] 13 F.P. Popoff

ITEM 2

Proposal to amend Restated Certificate of Incorporation to permit 3-for-1 stock split

For [ ]           Against [ ]       Abstain [ ]

ITEM 3

Proposal to Amend 1993 Directors' Stock Option Plan

For [ ]           Against [ ]       Abstain [ ]

ITEM 4

Proposal to ratify selection of auditors.

For [ ]           Against [ ]       Abstain [ ]

The Board recommends a vote AGAINST Item 5.

ITEM 5

Shareholder Proposal relating to Political Contributions

For [ ]           Against [ ]       Abstain [ ]

[Page 3B, cont.]
PLEASE RESPOND TO THE QUESTIONS BELOW, THEN SCROLL TO THE END OF THE PAGE TO REGISTER YOUR VOTE.

If other members of your household are receiving American Express Annual Reports at this address, do you want to stop receiving Annual Reports for this account in the future?

Yes [ ]           No [ ]

I consent to view all future Proxy Statements and Annual Reports online and do not wish to receive them in the mail.

Yes [ ]           No [ ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting, or at any adjournment thereof.

CLICK HERE To Register Your Vote.

                                     *****

[Page 4]
THANK YOU FOR VOTING ELECTRONICALLY

Voting Summary

Your Registration Number: xxxxxxxxxxx

Item 1:  Directors: You Voted: For All

         -OR-

         Directors: You Voted: For All Except: [name of director(s)]

         -OR-

         Directors: You Voted: Withhold All

Item 2:  You Voted: For/Against/Abstain

Item 3:  You Voted: For/Against/Abstain

Item 4:  You Voted: For/Against/Abstain

Item 5:  You Voted: For/Against/Abstain

Annual Report: Continue mailing the Annual Reports for this account.
-OR-
Annual Report: Discontinue mailing the Annual Reports for this account.

Electronic Access: I consent to view all future Proxy Statements and Annual Reports online and do not wish to receive them in the mail.
 -OR-
Electronic Access: I do not wish to view future Proxy Statements and Annual Reports online; please continue mailing them.

THANK YOU FOR VOTING

                                     *****

If any of the above information is incorrect, return to the proxy ballot form by using the BACK feature of your browser program.

To vote another Proxy - CLICK HERE

If the above information is correct, THERE IS NO NEED TO MAIL BACK YOUR PROXY CARD. Please exit your browser program as you normally do.

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                MEMORANDUM TO U.S. EMPLOYEES OF AMERICAN EXPRESS
------------------------------------------------------------------------------

E-Mail addressing

To: [all U.S. Employee distribution lists]

From: Employee Communication

M E M O R A N D U M

SUBJECT:          ONLINE PROXY/ANNUAL REPORT

                  --------------------------

DATE:             March 20, 2000

TO:               Incentive Savings Plan (ISP) Participants

FROM:             Stephen P. Norman, Secretary, American Express Company

Beginning today, employees with Internet access will be able to view easy-to-navigate web-based versions of the Company's 1999 Annual Report and 2000 Proxy Statement. To access these documents directly, simply double-click on the icon below and choose "launch."

                                [GRAPHIC]

If you've already received your ISP proxy card in the mail and would like to vote your shares online, you can do so now by double-clicking on the icon below, choosing "launch," and entering the 11-digit control number that appears in the box at the bottom of your proxy card.

                                [GRAPHIC]

The Annual Report and Proxy Statement will also be available on the website in Adobe(R) Acrobat(R) format for employees who wish to download them for off-line reading or printing.

Employees who do not have Internet access will be able to find the documents (in "pdf" Adobe(R) Acrobat(R) format only) on the AXP Bulletin Board in Lotus Notes under the section Secretary's Office\Annual Meeting of Shareholders. The following links lead directly to the Lotus Notes postings:

                      1999 ANNUAL REPORT TO SHAREHOLDERS  [hyperlink]

                             2000 PROXY STATEMENT         [hyperlink]

Employees who prefer to receive printed materials by mail can still request paper copies of the Annual Report and Proxy Statement by calling 800.742.7540, or by contacting the Secretary's Office at 212.640.5692.

I hope you find the online viewing of the Annual Report and Proxy Statement to be convenient and reader-friendly.